The Bank of New York Mellon Corporation

Financial Supplement

Fourth Quarter 2024

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						4Q24 vs.				FY24 vs.
	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24	4Q23	FY24	FY23	FY23
Selected income statement data
Fee and other revenue	$3,653	$3,600	$3,567	$3,487	$3,257	1%	12%	$14,307	$13,352	7%
Net interest income	1,194	1,048	1,030	1,040	1,101	14	8	4,312	4,345	(1)
Total revenue	4,847	4,648	4,597	4,527	4,358	4	11	18,619	17,697	5
Provision for credit losses	20	23	—	27	84	N/M	N/M	70	119	N/M
Noninterest expense	3,355	3,100	3,070	3,176	3,995	8	(16)	12,701	13,295	(4)
Income before income taxes	1,472	1,525	1,527	1,324	279	(3)	428	5,848	4,283	37
Provision for income taxes	315	336	357	297	73	(6)	332	1,305	979	33
Net income	$1,157	$1,189	$1,170	$1,027	$206	(3)%	462%	$4,543	$3,304	38%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,130	$1,110	$1,143	$953	$162	2%	598%	$4,336	$3,067	41%
Diluted earnings per common share	$1.54	$1.50	$1.52	$1.25	$0.21	3%	633%	$5.80	$3.89	49%
Average common shares and equivalents outstanding – diluted (in thousands)	733,720	742,080	751,596	762,268	772,102	(1)%	(5)%	748,101	787,798	(5)%

Financial ratios (Quarterly returns are annualized)
Pre-tax operating margin	30%	33%	33%	29%	6%			31%	24%
Return on common equity	12.2%	12.0%	12.7%	10.7%	1.8%			11.9%	8.6%
Return on tangible common equity – Non-GAAP (a)	23.3%	22.8%	24.6%	20.7%	3.6%			22.8%	16.8%
Non-U.S. revenue as a percentage of total revenue	35%	35%	36%	34%	36%			35%	36%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$52.1	$52.1	$49.5	$48.8	$47.8	—%	9%
Assets under management (“AUM”) (in trillions)	$2.03	$2.14	$2.05	$2.02	$1.97	(5)%	3%
Full-time employees (c)	51,800	52,600	52,000	52,100	53,400	(2)%	(3)%
Book value per common share	$51.52	$51.78	$49.46	$48.44	$47.97
Tangible book value per common share – Non-GAAP (a)	$27.05	$28.01	$26.19	$25.44	$25.25
Cash dividends per common share	$0.47	$0.47	$0.42	$0.42	$0.42
Common dividend payout ratio	31%	32%	28%	34%	202%
Closing stock price per common share	$76.83	$71.86	$59.89	$57.62	$52.05
Market capitalization	$55,139	$52,248	$44,196	$43,089	$39,524
Common shares outstanding (in thousands)	717,680	727,078	737,957	747,816	759,344

Capital ratios at period end (d)
Common Equity Tier 1 (“CET1”) ratio	11.2%	11.9%	11.4%	10.8%	11.5%
Tier 1 capital ratio	13.7%	14.5%	14.0%	13.4%	14.2%
Total capital ratio	14.8%	15.6%	15.0%	14.3%	14.9%
Tier 1 leverage ratio	5.7%	6.0%	5.8%	5.9%	6.0%
Supplementary leverage ratio (“SLR”)	6.5%	7.0%	6.8%	7.0%	7.3%
(a) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of Non-GAAP measures.

(b) Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.8 trillion at Dec. 31, 2024, $1.9 trillion at Sept. 30, 2024 and $1.7 trillion at June 30, 2024, March 31, 2024 and Dec. 31, 2023.

(c) Beginning March 31, 2024, the number of full-time employees excludes interns.
(d) Regulatory capital ratios for Dec. 31, 2024 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for Dec. 31, 2024 was the Standardized Approach, for Sept. 30, 2024 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, for June 30, 2024 and March 31, 2024 was the Standardized Approach, and for Dec. 31, 2023 was the Advanced Approaches.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT

(dollars in millions, except per share amounts; common shares in thousands)						4Q24 vs.				FY24 vs.
	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24	4Q23	FY24	FY23	FY23
Revenue
Investment services fees	$2,438	$2,344	$2,359	$2,278	$2,242	4%	9%	$9,419	$8,843	7%
Investment management and performance fees	808	794	761	776	743	2	9	3,139	3,058	3
Foreign exchange revenue	177	175	184	152	143	1	24	688	631	9
Financing-related fees	53	53	53	57	45	—	18	216	192	13
Distribution and servicing fees	37	38	41	42	41	(3)	(10)	158	148	7
Total fee revenue	3,513	3,404	3,398	3,305	3,214	3	9	13,620	12,872	6
Investment and other revenue	140	196	169	182	43	N/M	N/M	687	480	N/M
Total fee and other revenue	3,653	3,600	3,567	3,487	3,257	1	12	14,307	13,352	7
Net interest income	1,194	1,048	1,030	1,040	1,101	14	8	4,312	4,345	(1)
Total revenue	4,847	4,648	4,597	4,527	4,358	4	11	18,619	17,697	5
Provision for credit losses	20	23	—	27	84	N/M	N/M	70	119	N/M
Noninterest expense
Staff	1,817	1,736	1,720	1,857	1,831	5	(1)	7,130	7,095	—
Software and equipment	520	491	476	475	486	6	7	1,962	1,817	8
Professional, legal and other purchased services	410	370	374	349	406	11	1	1,503	1,527	(2)
Net occupancy	149	130	134	124	162	15	(8)	537	542	(1)
Sub-custodian and clearing	128	117	134	119	117	9	9	498	475	5
Distribution and servicing	87	90	88	96	88	(3)	(1)	361	353	2
Business development	54	48	50	36	61	13	(11)	188	183	3
Bank assessment charges	16	10	(7)	17	670	N/M	N/M	36	788	N/M
Amortization of intangible assets	13	12	13	12	14	8	(7)	50	57	(12)
Other	161	96	88	91	160	68	1	436	458	(5)
Total noninterest expense	3,355	3,100	3,070	3,176	3,995	8	(16)	12,701	13,295	(4)
Income before income taxes	1,472	1,525	1,527	1,324	279	(3)	428	5,848	4,283	37
Provision for income taxes	315	336	357	297	73	(6)	332	1,305	979	33
Net income	1,157	1,189	1,170	1,027	206	(3)	462	4,543	3,304	38
Net (income) loss attributable to noncontrolling interests	(2)	(7)	(2)	(2)	2	N/M	N/M	(13)	(2)	N/M
Preferred stock dividends	(25)	(72)	(25)	(72)	(46)	N/M	N/M	(194)	(235)	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,130	$1,110	$1,143	$953	$162	2%	598%	$4,336	$3,067	41%

Average common shares and equivalents outstanding: Basic	726,568	736,547	746,904	756,937	767,146	(1)%	(5)%	742,588	784,069	(5)%
Diluted	733,720	742,080	751,596	762,268	772,102	(1)%	(5)%	748,101	787,798	(5)%

Earnings per common share: Basic	$1.56	$1.51	$1.53	$1.26	$0.21	3%	643%	$5.84	$3.91	49%
Diluted	$1.54	$1.50	$1.52	$1.25	$0.21	3%	633%	$5.80	$3.89	49%
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET

	2024				2023
(dollars in millions)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Assets
Cash and due from banks	$4,178	$6,234	$5,311	$5,305	$4,922
Interest-bearing deposits with the Federal Reserve and other central banks	89,546	102,231	116,139	119,197	111,550
Interest-bearing deposits with banks	9,612	9,354	11,488	10,636	12,139
Federal funds sold and securities purchased under resale agreements	41,146	36,164	29,723	29,661	28,900
Securities	136,627	141,876	136,850	138,909	126,395
Trading assets	13,981	12,459	9,609	10,078	10,058
Loans	71,570	69,451	70,642	73,615	66,879
Allowance for loan losses	(294)	(296)	(286)	(322)	(303)
Net loans	71,276	69,155	70,356	73,293	66,576
Premises and equipment	3,266	3,380	3,267	3,136	3,163
Accrued interest receivable	1,293	1,319	1,253	1,343	1,150
Goodwill	16,598	16,338	16,217	16,228	16,261
Intangible assets	2,851	2,824	2,826	2,839	2,854
Other assets	25,690	26,127	25,500	24,103	25,909
Total assets	$416,064	$427,461	$428,539	$434,728	$409,877
Liabilities
Deposits	$289,524	$296,438	$304,311	$309,020	$283,669
Federal funds purchased and securities sold under repurchase agreements	14,064	14,574	15,701	15,112	14,507
Trading liabilities	4,865	4,553	3,372	3,100	6,226
Payables to customers and broker-dealers	20,073	19,741	17,569	19,392	18,395
Commercial paper	301	301	301	—	—
Other borrowed funds	225	401	280	306	479
Accrued taxes and other expenses	5,270	5,138	4,729	4,395	5,411
Other liabilities	9,124	10,726	10,208	10,245	9,028
Long-term debt	30,854	33,199	30,947	32,396	31,257
Total liabilities	374,300	385,071	387,418	393,966	368,972
Temporary equity
Redeemable noncontrolling interests	87	107	92	82	85
Permanent equity
Preferred stock	4,343	4,343	4,343	4,343	4,343
Common stock	14	14	14	14	14
Additional paid-in capital	29,321	29,230	29,139	29,055	28,908
Retained earnings	42,537	41,756	40,999	40,178	39,549
Accumulated other comprehensive loss, net of tax	(4,656)	(3,867)	(4,900)	(4,876)	(4,893)
Less: Treasury stock, at cost	(30,241)	(29,484)	(28,752)	(28,145)	(27,151)
Total The Bank of New York Mellon Corporation shareholders’ equity	41,318	41,992	40,843	40,569	40,770
Nonredeemable noncontrolling interests of consolidated investment management funds	359	291	186	111	50
Total permanent equity	41,677	42,283	41,029	40,680	40,820
Total liabilities, temporary equity and permanent equity	$416,064	$427,461	$428,539	$434,728	$409,877

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						4Q24 vs.				FY24 vs.
(dollars in millions)	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24	4Q23	FY24	FY23	FY23
Investment services fees	$2,438	$2,344	$2,359	$2,278	$2,242	4%	9%	$9,419	$8,843	7%
Investment management and performance fees:
Investment management fees (a)	788	781	753	766	724	1	9	3,088	2,977	4
Performance fees	20	13	8	10	19	N/M	N/M	51	81	N/M
Total investment management and performance fees (b)	808	794	761	776	743	2	9	3,139	3,058	3
Foreign exchange revenue	177	175	184	152	143	1	24	688	631	9
Financing-related fees	53	53	53	57	45	—	18	216	192	13
Distribution and servicing fees	37	38	41	42	41	(3)	(10)	158	148	7
Total fee revenue	3,513	3,404	3,398	3,305	3,214	3	9	13,620	12,872	6
Investment and other revenue:
(Loss) income from consolidated investment management funds	(5)	28	8	15	26	N/M	N/M	46	30	N/M
Seed capital gains (c)	3	3	—	14	18	N/M	N/M	20	29	N/M
Other trading revenue	89	79	77	69	47	N/M	N/M	314	231	N/M
Renewable energy investment gains	5	6	8	6	2	N/M	N/M	25	28	N/M
Corporate/bank-owned life insurance	47	36	26	28	39	N/M	N/M	137	118	N/M
Other investments gains (d)	8	12	30	17	55	N/M	N/M	67	47	N/M
Disposal (losses)	—	—	—	—	(6)	N/M	N/M	—	(6)	N/M
Expense reimbursements from joint venture	29	32	30	27	28	N/M	N/M	118	117	N/M
Other income (loss)	14	17	7	7	(118)	N/M	N/M	45	(46)	N/M
Net securities (losses)	(50)	(17)	(17)	(1)	(48)	N/M	N/M	(85)	(68)	N/M
Total investment and other revenue	140	196	169	182	43	N/M	N/M	687	480	N/M
Total fee and other revenue	$3,653	$3,600	$3,567	$3,487	$3,257	1%	12%	$14,307	$13,352	7%
(a) Excludes seed capital gains (losses) related to consolidated investment management funds.
(b) On a constant currency basis, investment management and performance fees increased 8% (Non-GAAP) compared with 4Q23. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.

(c) Includes gains (losses) on investments in BNY funds which hedge deferred incentive awards.
(d) Includes strategic equity, private equity and other investments.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	4Q24			3Q24			2Q24			1Q24			4Q23
	Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$94,337	4.18%		$100,611	4.62%		$102,257	4.65%		$102,795	4.69%		$107,291	4.72%
Interest-bearing deposits with banks	10,479	3.54		10,559	4.15		11,210	3.91		11,724	4.16		12,110	4.26
Federal funds sold and securities purchased under resale agreements	37,939	31.22	(a)	31,183	36.65	(a)	29,013	36.48	(a)	27,019	36.22	(a)	25,753	35.55	(a)
Loans	69,211	6.17		69,205	6.57		68,283	6.58		65,844	6.48		65,677	6.43
Securities:
U.S. government obligations	27,223	3.47		28,490	3.71		28,347	3.82		27,242	3.70		28,641	3.40
U.S. government agency obligations	63,166	3.31		62,572	3.26		62,549	3.29		63,135	3.22		59,067	2.95
Other securities	49,675	3.76		48,647	4.00		46,828	4.04		43,528	4.01		39,415	4.03
Total investment securities	140,064	3.50		139,709	3.61		137,724	3.66		133,905	3.57		127,123	3.39
Trading securities (b)	5,738	6.13		5,667	5.33		5,146	5.89		4,846	5.75		6,220	5.59
Total securities (b)	145,802	3.61		145,376	3.68		142,870	3.74		138,751	3.65		133,343	3.49
Total interest-earning assets (b)	$357,768	7.18%		$356,934	7.40%		$353,633	7.24%		$346,133	7.06%		$344,174	6.86%
Noninterest-earning assets	62,576			59,463			58,866			57,852			57,431
Total assets	$420,344			$416,397			$412,499			$403,985			$401,605

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits	$235,281	3.27%		$236,724	3.82%		$235,878	3.85%		$228,897	3.84%		$220,408	3.79%
Federal funds purchased and securities sold under repurchase agreements	17,599	60.52	(a)	16,584	62.85	(a)	17,711	55.26	(a)	16,133	55.91	(a)	16,065	52.41	(a)
Trading liabilities	1,887	4.61		1,844	4.83		1,689	5.43		1,649	5.11		2,857	4.83
Other borrowed funds	484	2.32		418	3.15		351	8.61		502	3.47		465	5.56
Commercial paper	2,336	4.83		1,474	5.50		954	5.54		8	5.42		5	5.40
Payables to customers and broker-dealers	13,672	4.77		12,737	5.29		12,066	5.35		12,420	4.74		12,586	4.67
Long-term debt	31,506	5.58		33,154	5.93		31,506	5.92		31,087	5.82		30,702	5.70
Total interest-bearing liabilities	$302,765	6.92%		$302,935	7.36%		$300,155	7.18%		$290,696	6.99%		$283,088	6.81%
Total noninterest-bearing deposits	51,207			47,962			48,965			49,949			52,667
Other noninterest-bearing liabilities	24,790			24,122			22,839			23,005			24,962
Total The Bank of New York Mellon Corporation shareholders’ equity	41,266			41,115			40,387			40,248			40,823
Noncontrolling interests	316			263			153			87			65
Total liabilities and equity	$420,344			$416,397			$412,499			$403,985			$401,605
Net interest margin		1.32%			1.16%			1.15%			1.19%			1.26%
Net interest margin (FTE) – Non-GAAP (c)		1.32%			1.16%			1.15%			1.19%			1.26%
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $208 billion for 4Q24, $179 billion for 3Q24, $163 billion for 2Q24, $151 billion for 1Q24 and $141 billion for 4Q23. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 4.82% for 4Q24, 5.43% for 3Q24, 5.51% for 2Q24, 5.49% for 1Q24 and 5.48% for 4Q23. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 4.73% for 4Q24, 5.32% for 3Q24, 5.41% for 2Q24, 5.38% for 1Q24 and 5.35% for 4Q23. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(c) See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY

	2024				2023
(dollars in millions)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$18,754	$19,687	$18,671	$18,383	$18,534
Tier 1 capital	23,034	23,972	23,006	22,723	22,863
Total capital	24,813	25,865	24,538	24,310	24,414
Risk-weighted assets	167,653	165,652	164,094	169,909	156,178

CET1 ratio	11.2%	11.9%	11.4%	10.8%	11.9%
Tier 1 capital ratio	13.7	14.5	14.0	13.4	14.6
Total capital ratio	14.8	15.6	15.0	14.3	15.6

Advanced Approaches:
CET1 capital	$18,754	$19,687	$18,671	$18,383	$18,534
Tier 1 capital	23,034	23,972	23,006	22,723	22,863
Total capital	24,507	25,534	24,201	23,940	24,085
Risk-weighted assets	160,416	163,858	161,778	165,663	161,528

CET1 ratio	11.7%	12.0%	11.5%	11.1%	11.5%
Tier 1 capital ratio	14.4	14.6	14.2	13.7	14.2
Total capital ratio	15.3	15.6	15.0	14.5	14.9

Tier 1 leverage ratio (a):
Average assets for Tier 1 leverage ratio	$402,064	$398,381	$394,672	$386,148	$383,705
Tier 1 leverage ratio	5.7%	6.0%	5.8%	5.9%	6.0%

SLR (a):
Leverage exposure	$353,615	$342,942	$336,971	$325,801	$313,555
SLR	6.5%	7.0%	6.8%	7.0%	7.3%

Average liquidity coverage ratio (a)	115%	116%	115%	117%	117%
Average net stable funding ratio (a)	132%	132%	132%	136%	135%
(a) Regulatory capital and liquidity ratios for Dec. 31, 2024 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for Dec. 31, 2024 was the Standardized Approach, for Sept. 30, 2024 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, for June 30, 2024 and March 31, 2024 was the Standardized Approach, and for Dec. 31, 2023 was the Advanced Approaches.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						4Q24 vs.				FY24 vs.
(dollars in millions)	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24	4Q23	FY24	FY23	FY23
Revenue:
Investment services fees:
Asset Servicing	$1,042	$1,021	$1,018	$1,013	$975	2%	7%	$4,094	$3,872	6%
Issuer Services	295	285	322	261	285	4	4	1,163	1,121	4
Total investment services fees	1,337	1,306	1,340	1,274	1,260	2	6	5,257	4,993	5
Foreign exchange revenue	147	137	144	124	118	7	25	552	488	13
Other fees (a)	62	57	56	59	54	9	15	234	215	9
Total fee revenue	1,546	1,500	1,540	1,457	1,432	3	8	6,043	5,696	6
Investment and other revenue	97	105	104	99	112	N/M	N/M	405	333	N/M
Total fee and other revenue	1,643	1,605	1,644	1,556	1,544	2	6	6,448	6,029	7
Net interest income	681	609	595	583	635	12	7	2,468	2,569	(4)
Total revenue	2,324	2,214	2,239	2,139	2,179	5	7	8,916	8,598	4
Provision for credit losses	15	15	(3)	11	64	N/M	N/M	38	99	N/M
Noninterest expense (ex. amortization of intangible assets)	1,659	1,550	1,547	1,530	1,645	7	1	6,286	6,327	(1)
Amortization of intangible assets	7	7	7	7	8	—	(13)	28	31	(10)
Total noninterest expense	1,666	1,557	1,554	1,537	1,653	7	1	6,314	6,358	(1)
Income before income taxes	$643	$642	$688	$591	$462	—%	39%	$2,564	$2,141	20%

Total revenue by line of business:
Asset Servicing	$1,797	$1,720	$1,687	$1,668	$1,675	4%	7%	$6,872	$6,612	4%
Issuer Services	527	494	552	471	504	7	5	2,044	1,986	3
Total revenue by line of business	$2,324	$2,214	$2,239	$2,139	$2,179	5%	7%	$8,916	$8,598	4%

Financial ratios:
Pre-tax operating margin	28%	29%	31%	28%	21%			29%	25%

Memo: Securities lending revenue (b)	$52	$47	$46	$46	$48	11%	8%	$191	$189	1%
(a) Other fees primarily include financing-related fees.
(b) Included in investment services fees reported in the Asset Servicing line of business.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						4Q24 vs.				FY24 vs.
(dollars in millions, unless otherwise noted)	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24	4Q23	FY24	FY23	FY23
Selected balance sheet data:
Average loans	$11,553	$11,077	$11,103	$11,204	$11,366	4%	2%	$11,235	$11,207	—%
Average assets (a)	$200,277	$199,057	$196,015	$191,544	$200,040	1%	—%	$196,740	$197,434	—%
Average deposits	$180,843	$180,500	$178,495	$174,687	$171,086	—%	6%	$178,643	$168,411	6%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$37.7	$37.5	$35.7	$35.4	$34.2	1%	10%	$37.7	$34.2	10%
Market value of securities on loan at period end (in billions) (d)	$488	$484	$481	$486	$450	1%	8%	$488	$450	8%

Issuer Services
Total debt serviced at period end (in trillions)	$14.1	$14.3	$14.1	$14.0	$14.0	(1)%	1%	$14.1	$14.0	1%
Number of sponsored Depositary Receipts programs at period end	499	507	516	527	543	(2)%	(8)%	499	543	(8)%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) Dec. 31, 2024 information is preliminary.
(c) Consists of AUC/A primarily from the Asset Servicing line of business and, to a lesser extent, the Issuer Services line of business. Includes the AUC/A of CIBC Mellon of $1.8 trillion at Dec. 31, 2024, $1.9 trillion at Sept. 30, 2024 and $1.7 trillion at June 30, 2024, March 31, 2024 and Dec. 31, 2023.

(d) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY acts as agent on behalf of CIBC Mellon clients, which totaled $60 billion at Dec. 31, 2024, $67 billion at Sept. 30, 2024, $66 billion at June 30, 2024, $64 billion at March 31, 2024 and $63 billion at Dec. 31, 2023.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						4Q24 vs.				FY24 vs.
(dollars in millions)	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24	4Q23	FY24	FY23	FY23
Revenue:
Investment services fees:
Pershing	$516	$475	$474	$482	$472	9%	9%	$1,947	$1,885	3%
Treasury Services	206	200	202	184	179	3	15	792	717	10
Clearance and Collateral Management	364	354	338	329	322	3	13	1,385	1,212	14
Total investment services fees	1,086	1,029	1,014	995	973	6	12	4,124	3,814	8
Foreign exchange revenue	27	23	23	24	21	17	29	97	81	20
Other fees (a)	61	58	58	58	50	5	22	235	202	16
Total fee revenue	1,174	1,110	1,095	1,077	1,044	6	12	4,456	4,097	9
Investment and other revenue	19	20	23	17	16	N/M	N/M	79	63	N/M
Total fee and other revenue	1,193	1,130	1,118	1,094	1,060	6	13	4,535	4,160	9
Net interest income	474	415	417	423	436	14	9	1,729	1,710	1
Total revenue	1,667	1,545	1,535	1,517	1,496	8	11	6,264	5,870	7
Provision for credit losses	9	7	(2)	5	28	N/M	N/M	19	41	N/M
Noninterest expense (ex. amortization of intangible assets)	851	833	832	833	836	2	2	3,349	3,199	5
Amortization of intangible assets	1	1	1	1	1	—	—	4	6	(33)
Total noninterest expense	852	834	833	834	837	2	2	3,353	3,205	5
Income before income taxes	$806	$704	$704	$678	$631	14%	28%	$2,892	$2,624	10%

Total revenue by line of business:
Pershing	$705	$649	$663	$670	$669	9%	5%	$2,687	$2,616	3%
Treasury Services	471	424	426	416	408	11	15	1,737	1,637	6
Clearance and Collateral Management	491	472	446	431	419	4	17	1,840	1,617	14
Total revenue by line of business	$1,667	$1,545	$1,535	$1,517	$1,496	8%	11%	$6,264	$5,870	7%

Financial ratios:
Pre-tax operating margin	48%	46%	46%	45%	42%			46%	45%
(a) Other fees primarily include financing-related fees.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						4Q24 vs.				FY24 vs.
(dollars in millions, unless otherwise noted)	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24	4Q23	FY24	FY23	FY23
Selected balance sheet data:
Average loans	$42,217	$42,730	$41,893	$39,271	$39,200	(1)%	8%	$41,533	$37,502	11%
Average assets (a)	$126,919	$122,526	$124,790	$123,552	$132,357	4%	(4)%	$124,448	$131,383	(5)%
Average deposits	$90,980	$88,856	$91,371	$89,539	$87,695	2%	4%	$90,185	$85,785	5%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$14.1	$14.3	$13.4	$13.1	$13.3	(1)%	6%	$14.1	$13.3	6%

Pershing
AUC/A at period end (in trillions) (b)	$2.7	$2.7	$2.6	$2.6	$2.5	—%	8%	$2.7	$2.5	8%
Net new assets (U.S. platform) (in billions) (d)	$41	$(22)	$(23)	$(2)	$(4)	N/M	N/M	$(6)	$22	N/M
Daily average revenue trades (“DARTs”) (U.S. platform) (in thousands)	254	251	280	290	229	1%	11%	269	234	15%
Average active clearing accounts (in thousands)	8,260	8,085	8,057	7,991	8,012	2%	3%	8,098	7,946	2%

Treasury Services
Average daily U.S. dollar payment volumes	250,714	242,243	241,253	237,124	243,005	3%	3%	242,997	236,696	3%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$5,561	$5,511	$5,298	$5,157	$5,248	1%	6%	$5,383	$5,658	(5)%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) Dec. 31, 2024 information is preliminary.
(c) Consists of AUC/A from the Clearance and Collateral Management and Pershing lines of business.
(d) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS SEGMENT

						4Q24 vs.				FY24 vs.
(dollars in millions)	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24	4Q23	FY24	FY23	FY23
Revenue:
Investment management fees	$789	$782	$754	$768	$725	1%	9%	$3,093	$2,981	4%
Performance fees	20	13	8	10	19	N/M	N/M	51	81	N/M
Investment management and performance fees (a)	809	795	762	778	744	2	9	3,144	3,062	3
Distribution and servicing fees	68	68	69	70	66	—	3	275	241	14
Other fees (b)	(64)	(68)	(64)	(60)	(55)	N/M	N/M	(256)	(214)	N/M
Total fee revenue	813	795	767	788	755	2	8	3,163	3,089	2
Investment and other revenue (c)	13	9	11	17	(121)	N/M	N/M	50	(102)	N/M
Total fee and other revenue (c)	826	804	778	805	634	3	30	3,213	2,987	8
Net interest income	47	45	43	41	45	4	4	176	168	5
Total revenue	873	849	821	846	679	3	29	3,389	3,155	7
Provision for credit losses	—	1	4	(1)	(2)	N/M	N/M	4	(4)	N/M
Noninterest expense (ex. amortization of intangible assets)	695	668	663	736	680	4	2	2,762	2,756	—
Amortization of intangible assets	5	4	5	4	5	25	—	18	20	(10)
Total noninterest expense	700	672	668	740	685	4	2	2,780	2,776	—
Income (loss) before income taxes	$173	$176	$149	$107	$(4)	(2)%	N/M	$605	$383	58%

Total revenue by line of business:
Investment Management	$585	$569	$549	$576	$415	3%	41%	$2,279	$2,097	9%
Wealth Management	288	280	272	270	264	3	9	1,110	1,058	5
Total revenue by line of business	$873	$849	$821	$846	$679	3%	29%	$3,389	$3,155	7%

Financial ratios:
Pre-tax operating margin	20%	21%	18%	13%	(1)%			18%	12%
Adjusted pre-tax operating margin – Non-GAAP (d)	22%	23%	20%	14%	(1)%			20%	14%

Selected balance sheet data:
Average loans	$13,718	$13,648	$13,520	$13,553	$13,405	1%	2%	$13,610	$13,718	(1)%
Average assets (e)	$26,706	$26,525	$26,031	$26,272	$26,341	1%	1%	$26,385	$26,714	(1)%
Average deposits	$9,967	$10,032	$11,005	$11,364	$12,039	(1)%	(17)%	$10,589	$14,280	(26)%
(a) On a constant currency basis, investment management and performance fees increased 8% (Non-GAAP) compared with 4Q23. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.

(b) Other fees primarily include investment services fees.
(c) Investment and other revenue and total fee and other revenue are net of income (loss) attributable to noncontrolling interests related to consolidated investment management funds.
(d) Net of distribution and servicing expense. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.
(e) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT TYPE, CHANGES IN AUM AND WEALTH MANAGEMENT CLIENT ASSETS

							4Q24 vs.					FY24 vs.
(dollars in billions)	4Q24	3Q24	2Q24	1Q24		4Q23	3Q24	4Q23	FY24		FY23	FY23
AUM by product type (a)(b):
Equity	$162	$173	$167	$168		$145	(6)%	12%
Fixed income	221	235	221	219		205	(6)	8
Index	491	498	485	474		459	(1)	7
Liability-driven investments	548	637	598	573		605	(14)	(9)
Multi-asset and alternative investments	171	175	173	174		170	(2)	1
Cash	436	426	401	407		390	2	12
Total AUM	$2,029	$2,144	$2,045	$2,015		$1,974	(5)%	3%

Changes in AUM (a)(b):
Beginning balance of AUM	$2,144	$2,045	$2,015	$1,974		$1,821			$1,974		$1,836
Net inflows (outflows):
Long-term strategies:
Equity	(5)	(2)	(4)	(4)		(2)			(15)		(12)
Fixed income	(2)	4	4	12		3			18		(4)
Liability-driven investments	(11)	(4)	4	13		4			2		12
Multi-asset and alternative investments	(2)	(6)	(2)	(5)		(1)			(15)		(9)
Total long-term active strategies (outflows) inflows	(20)	(8)	2	16		4			(10)		(13)
Index	(7)	(16)	(4)	(15)		(10)			(42)		(12)
Total long-term strategies (outflows) inflows	(27)	(24)	(2)	1		(6)			(52)		(25)
Short-term strategies:
Cash	12	24	(7)	16		7			45		5
Total net (outflows) inflows	(15)	—	(9)	17		1			(7)		(20)
Net market impact	(45)	58	40	16		122			69		121
Net currency impact	(55)	41	(1)	(10)		30			(25)		37
Other	—	—	—	18	(c)	—			18	(c)	—
Ending balance of AUM	$2,029	$2,144	$2,045	$2,015		$1,974	(5)%	3%	$2,029		$1,974	3%

Wealth Management client assets (a)(d)	$327	$333	$308	$309		$312	(2)%	5%
(a) Dec. 31, 2024 information is preliminary.
(b) Represents assets managed in the Investment and Wealth Management business segment.
(c) Reflects the realignment of similar products and services within our lines of business. Refer to Form 8-K dated March 26, 2024 for further information.
(d) Includes AUM and AUC/A in the Wealth Management line of business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(dollars in millions)	4Q24	3Q24	2Q24	1Q24	4Q23	FY24	FY23
Revenue:
Fee revenue	$(20)	$(1)	$(4)	$(17)	$(17)	$(42)	$(10)
Investment and other revenue	9	55	29	47	38	140	184
Total fee and other revenue	(11)	54	25	30	21	98	174
Net interest (expense)	(8)	(21)	(25)	(7)	(15)	(61)	(102)
Total revenue	(19)	33	—	23	6	37	72
Provision for credit losses	(4)	—	1	12	(6)	9	(17)
Noninterest expense	137	37	15	65	820	254	956
(Loss) before income taxes	$(152)	$(4)	$(16)	$(54)	$(808)	$(226)	$(867)

Selected balance sheet data:
Average loans and leases	$1,723	$1,750	$1,767	$1,816	$1,706	$1,763	$1,669
Average assets	$66,442	$68,289	$65,663	$62,617	$42,867	$65,761	$51,211

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	Sept. 30, 2024		4Q24 change in unrealized gain (loss)	Dec. 31, 2024			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		% Floating rate (b)	Ratings (c)
				Amortized cost (a)	Fair value						AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$42,779		$(1,093)	$46,263	$42,243		91%	$(4,020)		26%	100%	—%	—%	—%	—%
Non-U.S. government (d)	29,337		(40)	29,591	29,269		99	(322)		24	95	2	2	1	—
U.S. Treasury	29,653		(203)	26,786	26,141		98	(645)		64	100	—	—	—	—
Agency commercial MBS	10,810		(82)	11,042	10,579		96	(463)		43	100	—	—	—	—
CLOs	7,822		2	7,621	7,637		100	16		100	100	—	—	—	—
Foreign covered bonds	7,687		(3)	7,667	7,606		99	(61)		40	100	—	—	—	—
U.S. government agencies	6,248		(53)	6,072	5,739		95	(333)		30	100	—	—	—	—
Non-agency commercial MBS	2,769		(6)	2,706	2,551		94	(155)		45	100	—	—	—	—
Non-agency RMBS	1,598		(17)	1,653	1,499		91	(154)		41	98	2	—	—	—
Other asset-backed securities	647		—	654	615		94	(39)		16	100	—	—	—	—
Other debt securities	10		1	11	10		87	(1)		—	—	—	—	—	100
Total securities	$139,360	(e)	$(1,494)	$140,066	$133,889	(e)(f)	96%	$(6,177)	(e)(g)	40%	99%	1%	—%	—%	—%
(a) Amortized cost is net of allowance for credit losses.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes supranational securities.
(e) Includes net unrealized gains on derivatives hedging securities available-for-sale (including discontinued hedges) of $1,141 million at Sept. 30, 2024 and $1,838 million at Dec. 31, 2024.
(f) The fair value of available-for-sale securities totaled $89,869 million at Dec. 31, 2024, net of hedges, or 67% of the fair value of the securities portfolio, net of hedges. The fair value of the held-to-maturity securities totaled $44,020 million at Dec. 31, 2024, or 33% of the fair value of the securities portfolio, net of hedges.

(g) At Dec. 31, 2024, includes pre-tax net unrealized losses of $1,601 million related to available-for-sale securities, net of hedges, and $4,576 million related to held-to-maturity securities. The after-tax unrealized losses, net of hedges, related to available-for-sale securities was $1,210 million and the after-tax equivalent related to held-to-maturity securities was $3,490 million.
Note: At Dec. 31, 2024, the amortizable purchase premium (net of discount) relating to securities was $57 million, and the accumulated basis adjustments on discontinued hedges of securities, which will also be accreted to net interest income over the remaining life of the security, was $663 million. Including the discontinued hedges, net accretion was $66 million in 4Q24.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2024				2023
(dollars in millions)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Allowance for credit losses – beginning of period:
Allowance for loan losses	$296	$286	$322	$303	$211
Allowance for lending-related commitments	75	73	81	87	85
Allowance for other financial instruments (a)	30	37	37	24	29
Allowance for credit losses – beginning of period	$401	$396	$440	$414	$325

Net (charge-offs) recoveries:
Charge-offs	(30)	(18)	(44)	(1)	—
Recoveries	1	—	—	—	5
Total net (charge-offs) recoveries	(29)	(18)	(44)	(1)	5
Provision for credit losses (b)	20	23	—	27	84
Allowance for credit losses – end of period	$392	$401	$396	$440	$414

Allowance for credit losses – end of period:
Allowance for loan losses	$294	$296	$286	$322	$303
Allowance for lending-related commitments	72	75	73	81	87
Allowance for other financial instruments (a)	26	30	37	37	24
Allowance for credit losses – end of period	$392	$401	$396	$440	$414

Allowance for loan losses as a percentage of total loans	0.41%	0.43%	0.40%	0.44%	0.45%

Nonperforming assets	$179	$211	$227	$278	$237
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, held-to-maturity securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity – Non-GAAP is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share – Non-GAAP is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest income, on a fully taxable equivalent (“FTE”) basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY has also included the adjusted pre-tax operating margin – Non-GAAP, which is the pre-tax operating margin for the Investment and Wealth Management business segment, net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. We believe that this measure is useful when evaluating the performance of the Investment and Wealth Management business segment relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Quarterly returns on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	4Q24	3Q24	2Q24	1Q24	4Q23	FY24	FY23
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$1,130	$1,110	$1,143	$953	$162	$4,336	$3,067
Add: Amortization of intangible assets	13	12	13	12	14	50	57
Less: Tax impact of amortization of intangible assets	3	3	3	3	4	12	14
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$1,140	$1,119	$1,153	$962	$172	$4,374	$3,110

Average common shareholders’ equity	$36,923	$36,772	$36,044	$35,905	$36,050	$36,413	$35,767
Less: Average goodwill	16,515	16,281	16,229	16,238	16,199	16,316	16,204
Average intangible assets	2,846	2,827	2,834	2,848	2,858	2,839	2,880
Add: Deferred tax liability – tax deductible goodwill	1,221	1,220	1,213	1,209	1,205	1,221	1,205
Deferred tax liability – intangible assets	665	656	655	655	657	665	657
Average tangible common shareholders’ equity – Non-GAAP	$19,448	$19,540	$18,849	$18,683	$18,855	$19,144	$18,545

Return on common equity – GAAP	12.2%	12.0%	12.7%	10.7%	1.8%	11.9%	8.6%
Return on tangible common equity – Non-GAAP	23.3%	22.8%	24.6%	20.7%	3.6%	22.8%	16.8%

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2024				2023
(dollars in millions, except common shares and unless otherwise noted)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
BNY shareholders’ equity at period end – GAAP	$41,318	$41,992	$40,843	$40,569	$40,770
Less: Preferred stock	4,343	4,343	4,343	4,343	4,343
BNY common shareholders’ equity at period end – GAAP	36,975	37,649	36,500	36,226	36,427
Less: Goodwill	16,598	16,338	16,217	16,228	16,261
Intangible assets	2,851	2,824	2,826	2,839	2,854
Add: Deferred tax liability – tax deductible goodwill	1,221	1,220	1,213	1,209	1,205
Deferred tax liability – intangible assets	665	656	655	655	657
BNY tangible common shareholders’ equity at period end – Non-GAAP	$19,412	$20,363	$19,325	$19,023	$19,174

Period-end common shares outstanding (in thousands)	717,680	727,078	737,957	747,816	759,344

Book value per common share – GAAP	$51.52	$51.78	$49.46	$48.44	$47.97
Tangible book value per common share – Non-GAAP	$27.05	$28.01	$26.19	$25.44	$25.25

Net interest margin reconciliation
(dollars in millions)	4Q24	3Q24	2Q24	1Q24	4Q23
Net interest income – GAAP	$1,194	$1,048	$1,030	$1,040	$1,101
Add: Tax equivalent adjustment	1	—	1	—	1
Net interest income (FTE) – Non-GAAP	$1,195	$1,048	$1,031	$1,040	$1,102

Average interest-earning assets	$357,768	$356,934	$353,633	$346,133	$344,174

Net interest margin – GAAP (a)	1.32%	1.16%	1.15%	1.19%	1.26%
Net interest margin (FTE) – Non-GAAP (a)	1.32%	1.16%	1.15%	1.19%	1.26%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment and Wealth Management business segment
(dollars in millions)	4Q24	3Q24	2Q24	1Q24	4Q23	FY24	FY23
Income (loss) before income taxes – GAAP	$173	$176	$149	$107	$(4)	$605	$383

Total revenue – GAAP	$873	$849	$821	$846	$679	$3,389	$3,155
Less: Distribution and servicing expense	88	91	88	96	89	363	355
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$785	$758	$733	$750	$590	$3,026	$2,800

Pre-tax operating margin – GAAP (a)	20%	21%	18%	13%	(1)%	18%	12%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	22%	23%	20%	14%	(1)%	20%	14%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			4Q24 vs.
(dollars in millions)	4Q24	4Q23	4Q23
Consolidated:
Investment management and performance fees – GAAP	$808	$743	9%
Impact of changes in foreign currency exchange rates	—	3
Adjusted investment management and performance fees – Non-GAAP	$808	$746	8%

Investment and Wealth Management business segment:
Investment management and performance fees – GAAP	$809	$744	9%
Impact of changes in foreign currency exchange rates	—	3
Adjusted investment management and performance fees – Non-GAAP	$809	$747	8%